                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 22, 2002

                                 WATERLINK, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                         1-13041                  34-1788678
(State or Other             (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)


                        ---------------------------------

                            832 North Cassady Avenue
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                        ---------------------------------

                                  614-258-9501
              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events

             On January 22, 2002, Waterlink, Inc. issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             Item 7(c).  Exhibits.

             99.1   Press release issued by Waterlink, Inc. on January 22, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WATERLINK, INC.


Dated:   January 23, 2002                 By:      /s/ Donald A. Weidig
                                                   --------------------
                                                   Donald A. Weidig
                                                   Chief Financial Officer


                                       2